QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 10.31

Union Carbide Corporation Executives' Supplemental Retirement Plan

Effective as of March 1, 2004
(except as may be otherwise provided herein)

PREAMBLES

ESTABLISHMENT OF PLAN

The Union Carbide Corporation maintained a non-qualified pension plan program comprising of the Equalization Benefit Plan, the Supplemental Retirement Income Plan and the Enhanced Retirement Income Plan. As of March 1, 2004, this program and the aforementioned plans are amended and restated in their entirety as set forth herein and renamed the Union Carbide Corporation Executives' Supplemental Retirement Plan (the "Plan"). This is an unfunded program of deferred compensation for executives, which includes Part A for Non-U.S. Service, Non-Controlled Group Service and/or Non-Covered Controlled Group Service and Part B for a Select Group of Management or Highly Compensated Employees, Board Members, and Employees whose Benefits are Statutorily Limited. The terms of this Plan supersede the terms of the former Union Carbide non-qualified pension plan program in effect prior to the effective date of this Plan with regards to active Participants and Participants who terminated employment prior to the effective date but have not commenced benefits prior to the effective date.

PURPOSE

The Company desires (a) to provide certain of its executives and a select group of management employees with supplemental retirement benefits that might otherwise be provided by the Union Carbide Employees' Pension Plan ("UCEPP"), but for (i) restrictions of the exclusive benefit rule under Section 401(a) of the Internal Revenue Code (the "Code"), (ii) the inability to grant past service, under UCEPP, to highly compensated Employees without meeting the non-discrimination requirements of Section 401(a)(4) of the Code, and/or (iii) the inability to credit service to Employees while employed by a controlled group member not covered by the UCEPP, and (b) to restore benefits which are reduced under UCEPP and The Dow Chemical Company Employees' Savings Plan ("ESP") due to current and/or future statutory limitations and which are not otherwise provided by any other plan maintained by the Company.

INTERPRETATION AND GOVERNING LAW

This Plan is intended to constitute an unfunded program maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated Employees consistent with the requirements of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event ERISA does not preempt state law, the state law of Michigan applies.

PART A

FOR NON-U.S. SERVICE,
NON-CONTROLLED GROUP SERVICE,
AND/OR NON-COVERED CONTROLLED
GROUP SERVICE

ARTICLE I
DEFINITIONS

1.01
BENEFICIARY shall mean that person or persons designated by the Participant to receive a distribution of any amounts payable under this Plan due to the death of the Participant. The beneficiary of a Participant shall be deemed to be such Participant's spouse, if married, or their domestic partner, if in a domestic partner relationship as approved by the Company, unless such spouse agrees in writing to waive this right (such waiver does not apply to a domestic partner). If the Participant is not married or in an approved domestic partner relationship and fails to designate a Beneficiary, the amounts payable under this Plan due to the death of the Participant shall be paid in the following order: (a) to the children of the Participant; (b) to the beneficiary of the Company Paid Life Insurance of the Participant; (c) to the beneficiary of the Union Carbide Executive Life Insurance of the Participant; (d) to the beneficiary of any Company-sponsored life insurance policy for which the Company pays all or part of the premium of the Participant; or (e) to the deceased Participant's estate.

1.02
COMPANY shall mean Union Carbide Corporation and any other entity authorized to participate under the Plan.

1.03
EMPLOYEE shall mean someone who is employed by the Company to perform personal services in an employer-employee relationship who receives compensation from the Company other than a retirement benefit, severance pay, retainer, or fee under contract.

1.04
PARTICIPANT shall mean an Employee who is entitled to a Restricted Benefit under this Plan as determined by the Plan Administrator and any former Employee who is entitled to a Restricted Benefit under this Plan.

1.05
PLAN YEAR shall mean the twelve (12) month period beginning January 1 and ending December 31.

1.06
RESTRICTED BENEFIT shall mean benefits restricted under the exclusive benefit rule, the inability to grant past service under UCEPP to highly compensated Employees without meeting the non-discrimination requirements of the Code, and/or the inability to credit service to Employees while employed by a controlled group member not covered by UCEPP as more specifically described in Article III.

1.07
RETIREMENT shall mean the date which the Participant commences to receive benefits under UCEPP.

Additional definitions appear in the Preamble of the Plan.

ARTICLE II
PARTICIPATION

2.01
ELIGIBILITY AND PARTICIPATION

  Each Employee who is participating in UCEPP and is specifically named by the Plan Administrator shall be eligible to participate in the Plan. Each named Employee shall furnish such information and perform such acts as the Company may require in order to maintain such eligibility.

2.02
MEANING OF PARTICIPATION

  A Participant in the Plan shall be entitled to receive a Restricted Benefit as provided in Article III.

2.03
TERMINATION OF PARTICIPATION

  An otherwise eligible Employee shall cease to actively participate in the Plan upon the earlier of the Participant's Retirement, death, termination of employment, receipt of written notification that he or she is no longer eligible to participate in the Plan or transfer to an entity covered under The Dow Chemical Company Executives' Supplemental Retirement Plan. Upon such transfer, the liability for benefits hereunder shall be transferred to The Dow Chemical Company Executives' Supplemental Retirement Plan. Thereafter, participation shall continue only for the purpose of receiving a distribution of those Restricted Benefits accrued and vested as of the date the Participant ceased to actively participate in the Plan unless the liability for such benefits has been transferred as set forth above.

ARTICLE III
RESTRICTED BENEFITS

3.01
RESTRICTION DUE TO INABILITY TO GRANT PAST SERVICE UNDER UCEPP TO HIGHLY COMPENSATED EMPLOYEES WITHOUT MEETING THE NON-DISCRIMINATION REQUIREMENTS OF §401(a)(4) OF THE CODE

(a)
The amount of retirement benefits payable under UCEPP to certain Employees who transfer from a foreign entity to a U.S. entity covered by the UCEPP may not include benefits for service rendered while a non-U.S. Employee. The intent of this Section 3.01 is to provide these Employees, as named by the Plan Administrator, benefits additional to the Employee's UCEPP benefits, the benefits being equal to the value of such Employees' accrued benefits under the foreign plans at the time of transfer, subject to the restrictions in Section 3.01(b).

(b)
The Restricted Benefits payable under Subsection (a) above are subject to the following:

(i)
Restricted Benefits shall be calculated under the terms of UCEPP in effect on the earlier of (A) termination, (B) Retirement, or (C) death, with the exception of credited service. Credited service shall be determined according to a method determined by the Plan Administrator.

(ii)
If legally permissible, Participants hereunder shall be required to waive any retirement benefits payable under any foreign plan. If such a waiver is not legally permissible, the value of any retirement benefits received under the foreign plans shall be deducted from any Restricted Benefits payable hereunder. Such value shall be calculated according to a method determined by the Plan Administrator.

(iii)
A Participant's vested interest in his or her Restricted Benefit calculated under this Section 3.01 (i.e., vesting percentage) shall be determined in accordance with the vesting schedule in their current foreign plan. Such vested interest shall be determined by aggregating service earned under the foreign plan and UCEPP. In the event a Participant forfeits by waiving all or a portion of his or her Restricted Benefit due to the provisions of this Section 3.01, no other Participant shall acquire any right to such forfeited amount except as the Company in its discretion shall provide.

3.02
RESTRICTION DUE TO THE EXCLUSIVE BENEFIT RULE UNDER §401(a) OF THE CODE

(a)
The amount of credited service and compensation used to calculate retirement benefits under UCEPP is limited to the credited service and compensation earned while an Employee of the Company (including all members of the controlled group that have adopted UCEPP). The Company, however, transfers Employees to entities that are not members of the controlled group but with which it is affiliated. The Company also hires persons from entities that are not affiliated with the Company. The intent of this Section 3.02 is to provide Employees, as named by the Plan Administrator, with additional benefits equal to the benefits such Employee would have earned under UCEPP for his or her full period of employment with controlled group and non-controlled group entities and, if applicable, any such service with a non-affiliated company as may be determined by the Plan Administrator, subject to Section 3.02(b).

(b)
The Restricted Benefits payable under Subsection (a) above are subject to the following:

    (i)
    Restricted Benefits shall be calculated under the UCEPP formula in effect on the earlier of (A) termination or (B) Retirement or (C) death, using the aggregated credited service and compensation earned while an Employee at both controlled and non-controlled group entities and, if applicable, a non-affiliated company as determined by the Plan Administrator. This amount shall be reduced by both the benefit payable under UCEPP and the value of any retirement benefits payable under any plan of a non-controlled group employer and, if applicable, a non-affiliated company as determined by the Plan Administrator.

    (ii)
    The value of any retirement benefits payable under any plan of a non-controlled group employer and, if applicable, a non-affiliated company as determined by the Plan Administrator shall be calculated according to a method determined by the Plan Administrator.

3.03
RESTRICTION DUE TO EMPLOYMENT BY A MEMBER OF THE CONTROLLED GROUP NOT COVERED BY UCEPP

(a)
The amount of credited service and compensation used to calculate retirement benefits under UCEPP is limited to the credited service and compensation earned while an Employee of the Company (including all members of the controlled group that have adopted UCEPP). However, Employees may be transferred to entities that are members of the controlled group not covered by UCEPP. The intent of this Section 3.03 is to provide such Employees, as named by the Plan Administrator, with additional benefits equal to the benefits such Employee would have earned under UCEPP for his or her full period of employment with both the Company and the member of the controlled group not covered by UCEPP, subject to the restrictions in Section 3.03(b).

(b)
The Restricted Benefits payable under Subsection (a) above are subject to the following:

(i)
Restricted Benefits shall be calculated under the UCEPP formula in effect on the earlier of (A) termination, (B) Retirement, or (C) death, using the aggregated credited service and compensation earned while an Employee at both the Company and the member of the controlled group not covered by UCEPP. This amount shall be reduced by both the benefit payable under UCEPP and the value of any retirement benefits payable under any plan of the member of the controlled group not covered by UCEPP.

(ii)
The value of any retirement benefits payable under any plan of the controlled group member not covered by UCEPP shall be calculated according to a method determined by the Plan Administrator.

ARTICLE IV
DISTRIBUTION OF RESTRICTED BENEFITS

4.01
PAYMENT OF RESTRICTED BENEFITS

(a)
Form of Payment

    Benefits under the Plan are payable in any of the following forms, as elected by the Participant:

    (i)
    Standard Option

      The Participant's benefit under the Standard Option is payable in the same optional form as the Participant's UCEPP benefit other than the grandfathered qualified joint and survivor annuity of the former Non-Contributory Pension Plan for Employees of Union Carbide Corporation and its Participating Subsidiary Companies. If such grandfathered option is elected under UCEPP, the benefit payable hereunder shall be paid as a life only annuity as set forth in UCEPP. The Standard Option benefit is determined and paid pursuant to the provisions of UCEPP.

    (ii)
    Mandatory Lump Sum Form of Benefit Payment

      The Lump Sum Form of Benefit Payment is mandatory for Participants with a Restricted Benefit whose present value, as determined under Section 4.01(a)(ii), is equal to or less than twenty-five thousand dollars ($25,000). Under this Mandatory Lump Sum Form of Benefit Payment, the Participant's benefit hereunder is payable in a single lump sum payment. On or before January 1, 2006, Participants may roll over such single lump sum payment to The Dow Chemical Company Elective Deferral Plan. After January 1, 2006, such rollovers will not be permitted unless the Participant terminated employment prior to March 1, 2004 and has not commenced benefits prior to March 1, 2004. The amount of the Mandatory Lump Sum Form of Benefit Payment benefit shall be calculated pursuant to (A) or (B) below.

      (A)
      For Lump Sum Form of Benefit Payments on or before January 1, 2006, the present value of the Restricted Benefit if paid immediately using the mortality table specified by the Commissioner of the Internal Revenue Service in Revenue Ruling 2001-62 and a discount rate equal to the average of the 10 and 20 year Aaa municipal bonds as published by Moody's or a similar rating service for the third month prior to the month payments commence

      (B)
      For Lump Sum Form of Benefit Payments after January 1, 2006, the greater of (1) or (2) below:

      (1)
      the present value of the Restricted Benefit if paid immediately using the G83U mortality table and an interest rate of eight percent (8%); or

      (2)
      the present value of the Restricted Benefit deferred to age sixty-five (65) using the mortality table specified by the Commissioner of the Internal Revenue Service in Revenue Ruling 2001-62 and an interest rate equal to the yield rate for thirty (30) year Treasury constant maturity securities in the Federal Reserve Statistical Release effective for the August prior to the Plan Year of distribution.

  (b)
  Date of Payment

  (i)
  Standard Option

      Under the Standard Option, the Participant's benefit hereunder is payable in the same month as the Participant's UCEPP benefit.

    (ii)
    Mandatory Lump Sum Form of Benefit Payment

      Under the Mandatory Lump Sum Form of Benefit Payment, the Participant's benefit hereunder is payable as soon as administratively possible following the Participant's termination.

  (c)
  Benefit Payments Payable Upon Death

  (i)
  Death Before Retirement

      Under the Standard Option, the survivor benefit hereunder is determined and paid pursuant to the provisions of UCEPP. If such Participant was subject to the Mandatory Lump Sum, such lump sum benefit shall be paid to the Participant's Beneficiary pursuant to (b) above.

    (ii)
    Death After Retirement

      In the event the Participant dies after the Participant has started to receive benefit payments under this Plan, the type and amount of survivor benefits will vary depending upon the form of benefit election made by the Participant under Subsection 4.01(a) of the Plan.

      (A)
      Standard Option

        Under the Standard Option, the survivor benefit hereunder is determined and paid pursuant to the provisions of UCEPP.

      (B)
      Mandatory Lump Sum Form of Benefit Payment

        Under the Mandatory Lump Sum Form of Benefit Payment, if the Participant has received the single lump sum payment, no other benefits are payable hereunder. If the Participant dies prior to receiving such single lump sum payment, the single lump sum payment will be made to the Participant's Beneficiary.

4.02
CHANGE IN CONTROL

  Change in Control shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement, provided that, without limitation, a Change in Control shall be deemed to have occurred if:

  (a)
  any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company; or

  (b)
  during any period of two (2) consecutive years (not including any period prior to the execution of this Plan), individuals who at the beginning of such period constitute the Board of Directors and any new directors, whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least three quarters (3/4) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof. A change in control shall not be deemed to be a Change in Control for purposes of this Plan if the Board of Directors has approved such change in control prior to either:

  (i)
  the occurrence of any of the events described in the foregoing clauses (a) and (b), or

  (ii)
  the commencement by any person other than the Company of a tender offer for the Common Stock.

  In the event of such Change in Control, the vested Restricted Benefits under Sections 3.01, 3.02 and 3.03 shall become payable immediately and shall be paid as a single lump sum payment within ninety (90) days of the Change in Control. The value of such single lump sum payment shall be the present value of the monthly Restricted Benefit as of the date of Change in Control calculated pursuant to Section 4.01(a)(ii)(A).

ARTICLE V
RESTRICTED BENEFITS FUND

5.01
FINANCING OF RESTRICTED BENEFITS

  The entire cost of providing benefits under the Plan shall be paid by the Company out of its current operating budget, and the Company shall not be required under any circumstances to fund its obligations under the Plan. Notwithstanding the foregoing, the Company may, at its sole option, informally fund its obligations under the Plan in whole or in part by the creation of book reserves, the establishment of a grantor trust, the purchase of insurance and other assets, or by other means. In no event shall any Participant or Beneficiary have any incidents of ownership to any such insurance contracts or other assets. In addition, no Participant or Beneficiary shall be named a beneficiary under any such insurance contract. If the Company informally funds the Plan, in whole or in part, the manner of such informal funding and the continuance or discontinuance of such informal funding shall be the sole decision of the Company.

5.02
GENERAL CREDITOR

  The Participant, and/or Beneficiary, shall be regarded as an unsecured general creditor of the Company with respect to any rights derived by the Participant, and/or Beneficiary, from the existence of this Plan. Title to and beneficial ownership of any Company assets (including any assets that may be held in trust) which may be used to satisfy the Company's obligation for payment of Restricted Benefits shall remain solely the property of the Company.

5.03
LIABILITY OF COMPANY

  Nothing in this Plan shall constitute the creation of a trust or other fiduciary relationship between the Company, its agents, representatives or other Employees dealing with the Plan and the Participant, Beneficiary or any other person. The obligations of the Company under the Plan shall be an unfunded and unsecured promise to pay.

5.04
ASSIGNMENT

  No rights under this Plan may be assigned, transferred, pledged or encumbered by any Participant or Beneficiary. The obligations and rights of the Company under this Plan may be encumbered in the event of the Company's insolvency.

ARTICLE VI
MISCELLANEOUS

6.01
PLAN IS BINDING

  This Plan shall be binding upon and inure to the benefit of the Company, participating Employees and their respective successors, assigns, heirs, personal representatives, executors, administrators, Beneficiaries, and legatees.

6.02
ENTIRE PLAN

  This document constitutes the entire Plan and no representations or other actions by a Company Employee or representative may modify the rights and obligations set forth in the Plan.

6.03
NO GUARANTEE OF EMPLOYMENT

  Nothing in this Plan shall be construed as an employment contract or as a guarantee of employment for any period of time.

6.04
GOVERNING LAW

  In the event that ERISA does not preempt state law, the state law of Michigan applies.

6.05
TERMINATION

  The Company reserves the right to terminate the Plan completely subject to the conditions set forth below. Such termination shall have prospective application only and shall not reduce or impair a Participant's right to Restricted Benefits accrued and vested as of the date of termination. Each Participant shall receive written note of the termination of the Plan describing the action taken in detail.

6.06
WITHHOLDING TAXES

  The Company shall have the right to withhold taxes from any payments made pursuant to the Plan, or make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold federal, state, local or foreign income or other taxes incurred by reason of payments pursuant to the Plan. In lieu thereof, the Company shall have the right, to the extent permitted by law, to withhold the amount of such taxes from any other sums due or to become due from the Company to the Participant or any Beneficiary upon such terms and conditions as the Company may prescribe.

6.07
OVERPAYMENTS

  If any overpayment of benefits is made under this Plan, the amount of the overpayment may be set-off against future amounts payable to or on account of the person who received the overpayment until the overpayment has been recovered. The foregoing remedy is not intended to be exclusive.

ARTICLE VII
PLAN ADMINISTRATION

7.01
ADMINISTRATION

  This Plan is administered by the Board of Directors of the Company who may delegate any or all of its responsibilities to a Plan Administrator. The Plan Administrator is authorized to amend the Plan, construe and interpret all Plan provisions, to adopt rules concerning the implementation of Plan provisions, and to make any determinations necessary or appropriate hereunder which shall be binding and conclusive on all parties except as otherwise provided by the Plan Administrator. Any amendment shall have prospective application only and shall not reduce or impair a Participant's right to Restricted Benefits accrued and vested as of the date such amendment is made. Each Participant shall receive written notice of the amendment or termination of the Plan describing the action taken in detail.

7.02
CLAIMS SUBMISSION AND REVIEW PROCEDURE

  Any disputed claim for benefits must be submitted in writing to the Company. In the event that any claim for benefits hereunder is denied (in whole or in part), the claimant shall receive from the Company, within 90 days after its receipt of the benefit claim, a written notice setting forth the specific reasons for denial, with specific reference to pertinent provisions of this Plan, unless special circumstances require an extension of time for processing the claim. The notice shall be written in a manner calculated to be understood by the claimant. If an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of the initial period. The claimant may make a written request for review of any such denial by the Company within 60 days following the date of such denial. The claimant shall be entitled to submit such issues or comments, in writing, as he or she shall consider relevant to a determination of the claim. The Plan Administrator shall notify the claimant of its decision in writing no later than 60 days following receipt of the claimant's request, unless specific circumstances require an extension of time for processing, in which case the Plan Administrator's decision shall be rendered no later than 120 days after receipt of such request for review. The interpretations and construction of the Plan by the Plan Administrator shall be binding and conclusive on all persons and for all purposes. Notwithstanding the above, any disagreement may be submitted to the Board of Directors or the Plan Administrator for resolution provided that all interested parties agree to be bound by the decision. No member of the Board of Directors, Company management or the Plan Administrator shall be liable to any person for any action taken hereunder except for those actions undertaken with lack of good faith.

PART B

FOR A SELECT GROUP OF MANAGEMENT OR
HIGHLY COMPENSATED EMPLOYEES, BOARD MEMBERS,
AND EMPLOYEES WHOSE BENEFITS ARE STATUTORILY LIMITED

ARTICLE I
DEFINITIONS

1.01
AVERAGE COMPENSATION for purposes of the Supplemental Retirement Benefit of a Participant who was in the Union Carbide Compensation Deferral Program on February 6, 2001 and who shall attain at least age 50 and have at least 10 years of Eligibility Service, as defined under UCEPP, as of or before December 31, 2005 and Participants who terminated employment prior to March 1, 2004 and after February 6, 2003 and had not commenced benefits as of March 1, 2004, shall equal the highest three year average compensation (HC3A) as defined in UCEPP but using Compensation as defined in Section 1.04 without regard to incentive compensation plus the highest three year average, as defined in the former Enhanced Retirement Income Plan (attached as Exhibit I), of incentive compensation averaged separately. Incentive compensation for calendar years prior to 2004 shall have the same meaning as defined in the former Enhanced Retirement Income Plan, and for calendar years 2004 and 2005, incentive compensation shall mean Compensation as defined in Section 1.04 without regard to either deferred or paid base compensation. This Average Compensation shall be used to calculate benefits as specified under Section 3.01.

1.02
BENEFICIARY shall mean that person or persons designated by the Participant to receive a distribution of any amounts payable under this Plan due to the death of the Participant. The beneficiary of a Participant shall be deemed to be such Participant's spouse, if married, or their domestic partner, if in a domestic partner relationship as approved by the Company, unless such spouse agrees in writing to waive this right (such waiver does not apply to a domestic partner). If the Participant is not married or in an approved domestic partner relationship and fails to designate a Beneficiary, the amounts payable under this Plan due to the death of the Participant shall be paid in the following order: (a) to the children of the Participant; (b) to the beneficiary of the Company Paid Life Insurance of the Participant; (c) to the beneficiary of the Union Carbide Executive Life Insurance of the Participant; (d) to the beneficiary of any Company-sponsored life insurance policy for which the Company pays all or part of the premium of the Participant; or (e) to the deceased Participant's estate.

1.03
COMPANY shall mean Union Carbide Corporation and any other entity authorized to participate under the Plan.

1.04
COMPENSATION shall mean:

(a)
compensation as defined under UCEPP without regard to Code limitations,

(b)
compensation, if any, granted by the Board of Directors of the Company recognized for supplemental pension purposes but excluded under UCEPP, which shall include deferred compensation, and/or

(c)
non-covered compensation, if any, as shall be deemed by the Board of Directors of the Company, such as deferred compensation, the value of deferred stock, dividend units, and/or restricted stock awarded under circumstances other than those described in Subsection (b) of this Section 1.04 and which do not constitute compensation for purposes of UCEPP.

1.05
EMPLOYEE shall mean someone who is employed by the Company.

1.06
PARTICIPANT shall mean an Employee:

(a)
who is a Board member who is an officer or Employee of the Company and who may relinquish line responsibility,

(b)
whose benefits under UCEPP are limited by the Employee Retirement Income Security Act of 1974 (ERISA), or

  (c)
  who is in a select group of management or is a highly compensated employee, as determined by the Plan Administrator, who receives forms of compensation that do not constitute compensation as defined in UCEPP.

  PARTICIPANT shall also mean a former participant in the program prior to this restatement who terminated prior to March 1, 2004 and had not commenced benefits as of March 1, 2004.

1.07
PLAN YEAR shall mean the twelve (12) month period beginning January 1 and ending December 31.

1.08
RETIREMENT shall mean the date which the Participant commences to receive benefits under UCEPP.

1.09
SUPPLEMENTAL RETIREMENT BENEFITS shall mean benefits which are reduced under UCEPP and ESP due to current and/or future statutory limitations and, if applicable, non-separate averaging of Compensation and which are not otherwise provided by any other plan maintained by the Company as more specifically set forth in Section 3.01.

        Additional definitions appear in the Preamble of the Plan.

ARTICLE II
PARTICIPATION

2.01
ELIGIBILITY AND PARTICIPATION

  Each Employee who is a member of a select group of management or a highly compensated employee, board members and/or an Employee whose benefits are statutorily limited shall be eligible to participate in the Plan. Each former participant in the program prior to restatement who terminated prior to March 1, 2004 and had not commenced benefits as of March 1, 2004 shall be a Participant hereunder. Each such Employee or Participant shall furnish such information and perform such acts as the Company may require in order to maintain such eligibility.

2.02
MEANING OF PARTICIPATION

  A Participant in the Plan shall be entitled to receive a Supplemental Retirement Benefit as provided in Article III.

2.03
TERMINATION OF PARTICIPATION

  An otherwise eligible Employee shall cease to actively participate in the Plan upon the earlier of the Participant's Retirement, death, termination of employment, receipt of written notification that he or she is no longer eligible to participate in the Plan or transfer to an entity covered under The Dow Chemical Company Executives' Supplemental Retirement Plan. Upon such transfer, the liability for benefits hereunder shall be transferred to The Dow Chemical Company Executives' Supplemental Retirement Plan. Thereafter, participation shall continue only for the purpose of receiving a distribution of those Supplemental Retirement Benefits accrued and vested as of the date the Participant ceased to actively participate in the Plan unless the liability for such benefits has been transferred as set forth above.

ARTICLE III
SUPPLEMENTAL RETIREMENT BENEFITS

3.01
SUPPLEMENTAL RETIREMENT BENEFITS

  The amount of Supplemental Retirement Benefits payable to a Participant under Part B of this Plan equals the benefit which would be payable to or on behalf of the Participant under UCEPP if Compensation as defined in Section 1.04 of the Plan were substituted for compensation as defined in UCEPP and the provisions of UCEPP providing for the limitation of benefits in accordance with Sections 415 and 401(a)(17) of the Internal Revenue Code were inapplicable, less the benefit actually payable to or on behalf of the Participant under UCEPP (and of the benefits under any other private retirement plan deducted therefrom pursuant to Section 9 of Article IV of UCEPP).

  The amount of Supplemental Retirement Benefits payable to a Participant who was in the Union Carbide Compensation Deferral Program on February 6, 2001 and who shall attain at least age 50 and have at least 10 years of Eligibility Service, as defined under UCEPP, as of or before December 31, 2005 and Participants who terminated employment prior to March 1, 2004 and after February 6, 2003 and had not commenced benefits as of March 1, 2004 equals the greater of the benefit calculated under the above paragraph or the benefit calculated as of the earlier of December 31, 2005 or termination which would be payable to or on behalf of the Participant under UCEPP if Average Compensation as defined in Section 1.01 of the Plan were substituted for compensation as defined in UCEPP under the formula of Section 4.1(a)(iii) or Section 4.5(c) of UCEPP, as applicable, and the provisions of UCEPP providing for the limitation of benefits in accordance with Sections 415 and 401(a)(17) of the Internal Revenue Code were inapplicable, less the benefit actually payable to or on behalf of the Participant under UCEPP (and of the benefits under any other private retirement plan deducted therefrom pursuant to Section 9 of Article IV of UCEPP).

  The amount of Supplemental Retirement Benefits payable to Participants who terminated employment prior to February 7, 2003 and had not commenced benefits as of March 1, 2004 are determined pursuant to the terms of the program in effect at termination.

  If a Participant in this Plan is not a Participant in UCEPP, but is covered by another retirement plan or plans maintained by the Company or a subsidiary, a Supplemental Retirement Benefit may be computed and paid based as near as practicable upon the principles set forth in this Section 3.01 as shall be determined by the Plan Administrator.

  A Participant's vested interest in his or her Supplemental Retirement Benefit calculated under this Section 3.01 (i.e., vesting percentage) shall be determined in accordance with the vesting schedule in UCEPP.

ARTICLE IV
DISTRIBUTION AND FORM OF
SUPPLEMENTAL RETIREMENT BENEFITS

4.01
PAYMENT OF SUPPLEMENTAL RETIREMENT BENEFITS

(a)
Form of Payment

    Benefits under the Plan are payable in any of the following forms, as elected by the Participant:

    (i)
    Standard Option

      The Participant's benefit under the Standard Option is payable in the same optional form as the Participant's UCEPP benefit other than the grandfathered qualified joint and survivor annuity of the former Non-Contributory Pension Plan for Employees of Union Carbide Corporation and its Participating Subsidiary Companies. If such grandfathered option is elected under UCEPP, the benefit payable hereunder shall be paid as a life only annuity as set forth in UCEPP. The Standard Option benefit is determined and paid pursuant to the provisions of UCEPP.

    (ii)
    Lump Sum Form of Benefit Payment

    (A)
    Mandatory Lump Sum

        Subject to Paragraph (d) of this Section 4.01, the Lump Sum Form of Benefit Payment is mandatory for Participants with a Supplemental Benefit whose present value, as determined under Section 4.01(a)(ii)(A), is equal to or less than twenty-five thousand dollars ($25,000). Under this Mandatory Lump Sum Form of Benefit Payment, the Participant's benefit hereunder is payable in a single lump sum payment. On or before January 1, 2006, Participants may roll over such single lump sum payment to The Dow Chemical Company Elective Deferral Plan. After January 1, 2006, such rollovers will not be permitted unless the Participant terminated employment prior to March 1, 2004 and has not commenced benefits prior to March 1, 2004. The amount of the Mandatory Lump Sum Form of Benefit Payment benefit shall be calculated pursuant to (1) or (2) below.

        (1)
        For Lump Sum Form of Benefit Payments on or before January 1, 2006, the present value of the Supplemental Benefit if paid immediately using the mortality table specified by the Commissioner of the Internal Revenue Service in Revenue Ruling 2001-62 and a discount rate equal to the average of the 10 and 20 year Aaa municipal bonds as published by Moody's or a similar rating service for the third month prior to the month payments commence.

        (2)
        For Lump Sum Form of Benefit Payments after January 1, 2006, the greater of a. or b. below:

a.	the present value of the Supplemental Benefit if paid immediately using the G83U mortality table and an interest rate of eight percent (8%); or
b.
the present value of the Restricted Benefit deferred to age sixty-five (65) using the mortality table specified by the Commissioner of the Internal Revenue Service in Revenue Ruling 2001-62 and an interest rate equal to the yield rate for thirty (30) year Treasury constant maturity securities in the Federal Reserve Statistical Release effective for the August prior to the Plan Year of distribution.
      (B)
      Optional Lump Sum

        Subject to Paragraph (d) of this Section 4.01, the Optional Lump Sum Form of Benefit Payment is available to Participants who were in the Union Carbide Compensation Deferral Program on February 6, 2001 and who shall attain at least age 50 and have at least 10 years of Eligibility Service, as defined under UCEPP, as of or before December 31, 2005 until January 1, 2006 and Participants who terminated employment prior to March 1, 2004 and have not commenced benefits prior to March 1, 2004. Under this Optional Lump Sum Form of Benefit Payment, the Participant's benefit hereunder is payable in a single lump sum payment. The amount of the Optional Lump Sum Form of Benefit Payment benefit shall be equal to the present value of the Supplemental Retirement Benefit if paid immediately using a discount rate equal to the average of 10 and 20 year Aaa municipal bonds as published by Moody's or a similar rating service for the third month prior to the month payments commence and the mortality table specified by the Commissioner of the Internal Revenue Service in Revenue Ruling 2001-62. On or before January 1, 2006, Participants, may roll over such single lump sum payment to The Dow Chemical Company Elective Deferral Plan. After January 1, 2006, such rollovers will not be permitted unless the Participant terminated employment prior to March 1, 2004 and has not commenced benefits prior to March 1, 2004.

  (b)
  Date of Payment

  (i)
  Standard Option

      Under the Standard Option, the Participant's benefit hereunder is payable in the same month as the Participant's UCEPP benefit.

    (ii)
    Lump Sum Form of Benefit Payment

    (A)
    Under the Mandatory Lump Sum Form of Benefit Payment, the Participant's benefit hereunder is payable as soon as administratively possible following the Participant's termination.

    (B)
    If the Optional Lump Sum Form of Benefit is elected by the Participant, the Participant's benefit hereunder is payable under the Standard Option beginning in the same month as the Participant's UCEPP benefit until the July of the year following the month payments commence, at which time the remaining value of the Lump Sum will be paid.

  (c)
  Benefit Payments Payable Upon Death

  (i)
  Death Before Retirement

      Under the Standard Option, the survivor benefit hereunder is determined and paid pursuant to the provisions of UCEPP. If such Participant was subject to the Mandatory Lump Sum, such lump sum benefit shall be paid to the Participant's Beneficiary pursuant to 4.01(b)(ii)(A) above.

    (ii)
    Death After Retirement

      In the event the Participant dies after the Participant has started to receive benefit payments under this Plan, the type and amount of survivor benefits will vary depending upon the form of benefit election made by the Participant under Subsection 4.01(a) of the Plan.

      (A)
      Standard Option

        Under the Standard Option, the survivor benefit hereunder is determined and paid pursuant to the provisions of UCEPP.

      (B)
      Mandatory Lump Sum Form of Benefit Payment

        Under the Mandatory Lump Sum Form of Benefit Payment, if the Participant has received the single lump sum payment, no other benefits are payable hereunder. If the Participant dies prior to receiving such single lump sum payment, the single lump sum payment will be made to the Participant's Beneficiary.

      (C)
      Optional Lump Sum Form of Benefit Payment

        Under the Optional Lump Sum Form of Benefit Payment, if the Participant has received the single lump sum payment, no other benefits are payable hereunder. If the Participant dies prior to the July of the year following the month payments commence, such Participant's benefit will continue to be paid as set forth in 4.01(b)(ii)(B); that is payable under the Standard Option beginning in the same month as the UCEPP benefit began until the July of the year following the month payments commence, at which time the remaining value of the Lump Sum will be paid to the Beneficiary.

  (d)
  Miscellaneous

  (i)
  No election

      Participants, entitled to make an election of the Optional Lump Sum Form of Benefit Payment under the Plan, who do not make an election of such Lump Sum Form of Benefit Payment in writing prior to termination from employment, Retirement, or death, shall be deemed to have elected the Standard Option.

    (ii)
    Small Benefits

      At the time of Retirement, if the present value of a Participant's Supplemental Retirement Benefits, as determined under this Section 4.01(a)(ii)(A) above, is equal to or less than twenty-five thousand dollars ($25,000), the benefits will be paid under the Mandatory Lump Sum Option.

4.02
CHANGE IN CONTROL

  Change in Control shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement, provided that, without limitation, a Change in Control shall be deemed to have occurred if:

  (a)
  any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company; or

  (b)
  during any period of two (2) consecutive years (not including any period prior to the execution of this Plan), individuals who at the beginning of such period constitute the Board of Directors and any new directors, whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least three quarters (3/4) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof. A change in control shall not be deemed to be a Change in Control for purposes of this Plan if the Board of Directors has approved such change in control prior to either:

  (i)
  the occurrence of any of the events described in the foregoing clauses (a) and (b), or

  (ii)
  the commencement by any person other than the Company of a tender offer for the Common Stock.

  In the event of such Change in Control, the vested Supplemental Retirement Benefits under Section 3.01 shall become payable immediately and shall be paid as a single lump sum payment within ninety (90) days of the Change in Control. The value of such single lump sum payment shall be the present value of the monthly Supplemental Retirement Benefits as of the date of Change in Control calculated pursuant to Section 4.01(a)(ii)(A).

ARTICLE V
SUPPLEMENTAL RETIREMENT BENEFITS FUND

5.01
FINANCING OF SUPPLEMENTAL RETIREMENT BENEFITS

  The entire cost of providing benefits under the Plan shall be paid by the Company out of its current operating budget, and the Company shall not be required under any circumstances to fund its obligations under the Plan. Notwithstanding the foregoing, the Company may, at its sole option, informally fund its obligations under the Plan in whole or in part by the creation of book reserves, the establishment of grantor trust, the purchase of insurance and other assets, or by other means. In no event shall any Participant or Beneficiary have any incidents of ownership to any such insurance contracts or other assets. In addition, no Participant or Beneficiary shall be named a beneficiary under any such insurance contract. If the Company informally funds the Plan, in whole or in part, the manner of such informal funding and the continuance or discontinuance of such informal funding shall be the sole decision of the Company.

5.02
GENERAL CREDITOR

  The Participant, and/or Beneficiary, shall be regarded as an unsecured general creditor of the Company with respect to any rights derived by the Participant and/or Beneficiary, from the existence of this Plan. Title to and beneficial ownership of any Company assets (including any assets that may be held in trust) which may be used to satisfy the Company's obligation for payment of Supplemental Retirement Benefits shall remain solely the property of the Company.

5.03
LIABILITY OF COMPANY

  Nothing in this Plan shall constitute the creation of a trust or other fiduciary relationship between the Company, its agents, representatives or other Employees dealing with the Plan and the Participant, Beneficiary or any other person. The obligations of the Company under the Plan shall be an unfunded and unsecured promise to pay.

5.04
ASSIGNMENT

  No rights under this Plan may be assigned, transferred, pledged or encumbered by any Participant or Beneficiary. The obligations and rights of the Company under this Plan may be encumbered in the event of the Company's insolvency.

ARTICLE VI
MISCELLANEOUS

6.01
PLAN IS BINDING

  This Plan shall be binding upon and inure to the benefit of the Company, participating Employees and their respective successors, assigns, heirs, personal representatives, executors, administrators, Beneficiaries and legatees.

6.02
ENTIRE PLAN

  This document constitutes the entire Plan and no representations or other actions by a Company Employee or representative may modify the rights and obligations set forth in the Plan.

6.03
NO GUARANTEE OF EMPLOYMENT

  Nothing in this Plan shall be construed as an employment contract or as a guarantee of employment for any period of time.

6.04
GOVERNING LAW

  In the event that ERISA does not preempt state law, the state law of Michigan applies.

6.05
TERMINATION

  The Company reserves the right to terminate the Plan completely subject to the conditions set forth below. Such termination shall have prospective application only and shall not reduce or impair a Participant's right to Supplemental Retirement Benefits accrued and vested as of the date of termination. Each Participant shall receive written note of the termination of the Plan describing the action taken in detail.

6.06
WITHHOLDING TAXES

  The Company shall have the right to withhold taxes from any payments made pursuant to the Plan, or make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold federal, state, local or foreign income or other taxes incurred by reason of payments pursuant to the Plan. In lieu thereof, the Company shall have the right, to the extent permitted by law, to withhold the amount of such taxes from any other sums due or to become due from the Company to the Participant or any Beneficiary upon such terms and conditions as the Company may prescribe.

6.07
OVERPAYMENTS

  If any overpayment of benefits is made under this Plan, the amount of the overpayment may be set-off against future amounts payable to or on account of the person who received the overpayment until the overpayment has been recovered. The foregoing remedy is not intended to be exclusive.

ARTICLE VII
PLAN ADMINISTRATION

7.01
ADMINISTRATION AND AMENDMENT

  This Plan is administered by the Board of Directors of the Company who may delegate any or all of its responsibilities to a Plan Administrator. The Plan Administrator is authorized to amend the Plan, construe and interpret all Plan provisions, to adopt rules concerning the implementation of Plan provisions, and to make any determinations necessary or appropriate hereunder which shall be binding and conclusive on all parties except as otherwise provided by the Plan Administrator. Any amendment shall have prospective application only and shall not reduce or impair a Participant's right to Supplemental Retirement Benefits accrued and vested as of the date such amendment is made. Each Participant shall receive written notice of the amendment or termination of the Plan describing the action taken in detail.

7.02
CLAIMS SUBMISSION AND REVIEW PROCEDURE

  Any disputed claim for benefits must be submitted in writing to the Company. In the event that any claim for benefits hereunder is denied (in whole or in part), the claimant shall receive from the Company, within 90 days after its receipt of the benefit claim, a written notice setting forth the specific reasons for denial, with specific reference to pertinent provisions of this Plan, unless special circumstances require an extension of time for processing the claim. The notice shall be written in a manner calculated to be understood by the claimant. If an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of the initial period. The claimant may make a written request for review of any such denial by the Company within 60 days following the date of such denial. The claimant shall be entitled to submit such issues or comments, in writing, as he or she shall consider relevant to a determination of the claim. The Plan Administrator shall notify the claimant of its decision in writing no later than 60 days following receipt of the claimant's request, unless specific circumstances require an extension of time for processing, in which case the Plan Administrator's decision shall be rendered no later than 120 days after receipt of such request for review. The interpretations and construction of the Plan by the Plan Administrator shall be binding and conclusive on all persons and for all purposes. Notwithstanding the above, any disagreement may be submitted to the Board of Directors or the Plan Administrator for resolution provided that all interested parties agree to be bound by the decision. No member of the Board of Directors, Company management, or the Plan Administrator shall be liable to any person for any action taken hereunder except for those actions undertaken with lack of good faith.

QuickLinks

Union Carbide Corporation Executives' Supplemental Retirement Plan